Q3 2021 Shareholder Letter & Investor Field Day November 10, 2021 Ex. 99.1

Safe Harbor Statement and Forward Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding Shift4 Payments, Inc.’s (“our”, the “Company” or Shift4”) expectations regarding new customers; acquisitions and other transactions; our plans and agreements regarding future payment processing commitments; our expectations with respect to economic recovery; and anticipated financial performance, including our financial outlook for fiscal year 2021 and future periods. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any futures results, performance or achievements expressed or implied by the forward- looking statements, including, but not limited to, the following: the effect of the COVID-19 global pandemic and any variants of the virus on our business and results of operations; our ability to differentiate ourselves from our competitors and compete effectively; our ability to anticipate and respond to changing industry trends and merchant and consumer needs; our ability to continue making acquisitions of businesses or assets; our ability to continue to expand our market share or expand into new markets; our reliance on third-party vendors to provide products and services; our ability to integrate our services and products with operating systems, devices, software and web browsers; our ability to maintain merchant and software partner relationships and strategic partnerships; the effects of global economic, political and other conditions on consumer, business and government spending; our compliance with governmental regulation and other legal obligations, particularly related to privacy, data protection and information security, and consumer protection laws; our ability to establish, maintain and enforce effective risk management policies and procedures; our ability to protect our systems and data from continually evolving cybersecurity risks, security breaches and other technological risks; potential harm caused by software defects, computer viruses and development delays; the effect of degradation of the quality of the products and services we offer; potential harm caused by increased customer attrition; potential harm caused by fraud by merchants or others; potential harm caused by damage to our reputation or brands; our ability to recruit, retain and develop qualified personnel; our reliance on a single or limited number of suppliers; the effects of seasonality and volatility on our operating results; the effect of various legal proceedings; our ability to raise additional capital to fund our operations; our ability to protect, enforce and defend our intellectual property rights; our ability to establish and maintain effective internal control over financial reporting and disclosure controls and procedures; our compliance with laws, regulations and enforcement activities that affect our industry; our dependence on distributions from Shift4 Payments, LLC to pay our taxes and expenses, including payments under the Tax Receivable Agreement; and the significant influence Rook and Searchlight have over us, including control over decisions that require the approval of stockholders. These and other important factors are described in “Cautionary Note Regarding Forward-Looking Statements,” and “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2020, could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward- looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. Non-GAAP Financial Measures and Key Performance Indicators We use supplemental measures of our performance which are derived from our consolidated financial information but which are not presented in our consolidated financial statements prepared in accordance with generally accepted accounting principles, or GAAP. These non- GAAP financial measures include: gross revenue less network fees, which includes interchange and assessment fees; adjusted gross revenue; adjusted gross profit, adjusted net income (loss); earnings before interest expense, income taxes, depreciation, and amortization (“EBITDA”); and Adjusted EBITDA. Gross revenue less network fees represents a key performance metric that management uses to measure changes in the mix and value derived from our customer base as we continue to execute our strategy to expand our reach to serve larger, complex merchants. For the three and nine months ended September 30, 2021, gross revenue less network fees excludes the impact of the payments to merchants, included in "Gross revenue," and payments to partners and associated expenses due to the TSYS outage, in both cases included in "Other costs of sales" in our unaudited Condensed Consolidated Statements of Operations for the three and nine months ended September 30, 2021. These are nonrecurring payments that occurred outside of our day-to-day operations, and we have excluded them in order to provide more useful information to investors in the evaluation of our performance period-over period. Adjusted gross revenue represents gross revenue adjusted for the impact of the TSYS outage. Adjusted gross profit represents gross profit adjusted for the impact of the TSYS outage. Adjusted net income (loss) represents net income (loss) adjusted for certain non-cash and other nonrecurring items that management believes are not indicative of ongoing operations, such as the TSYS outage acquisition, restructuring and integration costs, equity-based compensation expense, impact of lease modifications and other nonrecurring items. Adjusted EBITDA is the primary financial performance measure used by management to evaluate its business and monitor results of operations. Adjusted EBITDA represents EBITDA further adjusted for certain non-cash and other nonrecurring items that management believes are not indicative of ongoing operations. These adjustments include TSYS outage payments and associated costs, acquisition, restructuring and integration costs, equity-based compensation expense, impact of lease modifications and other nonrecurring items. Adjusted EBITDA margin represents Adjusted EBITDA divided by gross revenue less network fees. We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. There are limitations to the use of the non-GAAP financial measures presented in this presentation. Our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes. The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income (loss) prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations each of EBITDA and Adjusted EBITDA, gross revenue less network fees, and Adjusted net income to its most directly comparable GAAP financial measure are presented at the end of this presentation. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. In addition, we present end-to-end payment volume and spread, which are key performance indicators. End-to-end payment volume is defined as the total dollar amount of card payments that we authorize and settle on behalf of our merchants. This volume does not include volume processed through our gateway-only merchants. Spread represents the average yield Shift4 earns on the average end-to-end payments volume processed for a given period after network fees. Spread is calculated by taking payments-based revenue less gateway revenue and network fees for a given period divided by the end- to-end payments volume processed for the similar period. 2

Q3 Shareholder Letter

Dear Shareholders, The third quarter and the last few weeks has been especially interesting. The quarter began with record volume, followed by a noticeable but not dramatic setback from the COVID delta variant, a confusing secondary offering from our sponsor, TSYS service outage, a rocket launch, supply chain fears, and then several weeks of disappointing share price performance. I suspect, had we provided more frequent updates on our performance, it may have assuaged some of the perceived concerns. We will endeavor to cover all these points and the exciting road ahead in this shareholder letter as well as the Investor Field Day that will immediately follow our earnings call. As to this past quarter, we had reasonably strong growth, with record end-to-end payment volume of $13.5 billion which represents a 90% increase over last year and a roughly 14% sequential increase over Q2 2021. While there is no question the COVID delta variant took some of the momentum out of the quarter, we believe our results represents the strongest organic volume growth of any of our peers. And despite our Q2 disclaimer that any COVID resurgence would negate our 2021 guidance, we are pleased to reaffirm and raise parts of our outlook for the year and set bold expectations for 2022 and beyond. Despite the record performance, the quarter did experience a notable service disruption. You may recall this from the disclosure we put out on August 25th. As one of the industry's “backbones”, this outage impacted numerous financial institutions, dozens of payment processing providers not to mention hundreds of thousands of businesses across the country. I’m proud to say that we acted quickly to help our merchants during this period and in a way that is consistent with the alignment we strive to achieve with our customers. As such, we made the decision to reimburse them for lost revenue during this period despite the obvious fact that the outage was out of our control. You will see a one-time charge of $25 million in our GAAP financials related to these payments, which we have adjusted in certain non-GAAP measures to provide clarity of the quarterly results when excluding this charge. Despite how other companies chose to handle this matter, we did the right thing. While others were bogged down with threats of litigation, customer complaints and attrition, we solidified our reputation, earned the trust of many and only accelerated our growth in our core and new verticals. It may, in a way, turn out to be some of the smartest capital we have ever deployed and we believe there are avenues to recover those funds from the responsible parties. Over the last few choppy weeks, we have received quite a few inquiries related to the broader economic recovery, industry trends and our competitive positioning. There were a lot of questions that boiled down to – “what makes Shift4 special?” This was surprising, as it seemed like many forgot why Shift4 is such an integrated payments juggernaut–posting double digit growth in 2020 during a pandemic and sustaining that growth while innovating and entering several new and exciting verticals. The news we will share this quarter will transform the company in an outstanding way–and hopefully, make clear why Shift4 is so special. Boldly Forward, Jared Isaacman CEO jared@shift4.com 4

Q3 Quarterly Highlights

- Record quarterly end-to-end payment volume of $13.5 billion during Q3 2021, up approximately 90% from Q3 2020
- Record quarterly gross revenue of $377.8 million, up 76% from Q3 2020, or gross revenue adjusted for the TSYS outage of $400.2 million, up 86% from Q3 2020 (1)(3)
- Gross revenue less network fees of $148.3 million, up 69% from Q3 2020 (1)
- Net loss for the third quarter of 2021 was $(13.8) million or a net loss of $(0.17) per class A and C share, basic and diluted Adjusted net income for the third quarter of 2021 was $21.6 million, or Adjusted net income per class A and C share of $0.26, basic and diluted (2)(3)
- EBITDA was $20.4 million and Adjusted EBITDA was $55.8 million for the third quarter of 2021. Adjusted EBITDA margins were 38% this quarter, nearly 450 basis points of margin expansion over Q2 2021 (3)

QUARTERLY FINANCIAL METRICS

END-TO-END PAYMENT VOLUME

($BILLION)



$7.1
$6.8
$8.0
$11.8
$13.5
+90% YoY
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

GROSS REVENUE LESS NETWORK FEES (1) (3)

($MILLION)



$87.7
$88.8
$97.5
$136.3
$148.3
+69% YoY
GROSS PROFIT
$51.5
$51.3
$51.8
$78.1
$64.4
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

ADJUSTED EBITDA (3)

($MILLION)



$28.7
$26.7
$22.2
$45.2
$55.8
+94% YoY
ADJ. NET INCOME (LOSS)
$(1.9)
$(4.3)
$(10.4)
$18.9
$21.6
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

OCTOBER END-TO-END PAYMENT VOLUME GROWTH

($BILLION)



$2.4
$4.5
+86% YoY
Oct 2020
Oct 2021

(1) Gross revenue for the third quarter of 2021 includes $22.4 million of payments to merchants associated with the TSYS outage, which are recorded as contra revenue. Gross revenue less network fees for the third quarter of 2021 excludes the $22.4 million impact from TSYS outage.
(2) Adjusted net income per share, which is a non-GAAP measure, is calculated using weighted average fully diluted shares of 84.7 million as of September 30, 2021, which includes 51.5 million Class A shares, 27.1 million Class B shares and 6.1 million Class C shares, of which the Class B and Class C shares are exchangeable/convertible into shares of Class A common stock.
(3) For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the tables titled "Third Quarter of 2021 - Reconciliation to Non-GAAP Financial Measures" in the appendix of this document.

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Q3 Continuing Strong Momentum in New Customer Wins

Shift4's Value Proposition Continues to Deliver Wins in Some of the Most Complex and Demanding Environments

T-Mobile Arena


T-Mobile ARENA
WELCOME TO T-MOBILE ARENA

Shift4 is now powering a next-generation commerce experience at Las Vegas's T-Mobile Arena, home of the NHL's Golden Knights and various other live events.

Beaver Run ★ *Gateway Conversion*


BEAVER RUN
RESORT & CONFERENCE CENTER

This slopeside resort and conference center in Breckenridge, CO recently upgraded from a gateway relationship with Shift4 to our end-to-end processing solution.

Goodwill Stores ★ *Gateway Conversion*


GOODWILL
STORE & DONATION CENTER

Shift4 delivers a robust processing solution for Goodwill of Central and Southern Indiana, one of the largest Goodwill organizations in the country with over 70 stores.

Shoney's


SHONEY'S

With dozens of locations across 17 states, Shoney's is now piloting Shift4's new restaurant POS platform, including online ordering and SkyTab mobile devices.

Shrimp Basket


SHRIMP BASKET

Shift4 now powers payments for this fast-growing, family-friendly restaurant chain with over 20 locations across the southern US.

Lawry's


LAWRY'S
RESTAURANTS, INC.

Founded in 1937, this historic restaurant group now utilizes Shift4 technology to securely power payments at their six locations.

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Affirming Three of our 2021 Guidance Measures (End-To-End Payment Volume, Total Revenues and Adjusted EBITDA) and Increasing our Guidance for Gross Revenue Less Network Fees END-TO-END PAYMENT VOLUME Leaving our End-to-End Payment Volume range unchanged: $46 BILLION $48 BILLION and TOTAL REVENUES Leaving our Total Revenue range unchanged: $1.3 BILLION $1.4 BILLION and GROSS REVENUES LESS NETWORK FEES (1) Increasing our Gross Revenue Less Network Fees range to: $520 MILLION $525 MILLION and ADJUSTED EBITDA (2) Leaving our existing Adjusted EBITDA range unchanged: $175 MILLION $180 MILLION and Q3 2021 Outlook 7(1) Gross Profit is estimated to be approximately 55% of Gross Revenue Less Network Fees and cost of sales is estimated to be approximately 45% of Gross Revenue Less Network Fees for fiscal year 2021. (2) Estimated adjustments from net loss to Adjusted EBITDA at the mid-point of the guidance range above for fiscal year 2021 are depreciation and amortization expense of approximately $105 million, interest expense of approximately $30 million, equity-based compensation expense of approximately $40 million, income taxes of $(1) million, TSYS outage of $25 million and other nonrecurring items of approximately $30 million.

Introduction

ALLOW US TO REINTRODUCE OURSELVES

BOLDNESS | EXCELLENCE | OWNERSHIP | TRUST | We take risks and boldly challenge the status quo to deliver a superior commerce experience We create processes to achieve expedience and effectiveness with a customer-first mindset Clear, concise roles and responsibilities empower our culture of ownership and accountability Trust is the foundation of how we interact with our team, partners, and community BOLDLY FORWARD 1.1 Values Our North Star is to power commerce, don’t deny it. 10

Shift4 illuminates the world through connected commerce We power commerce through our bold and determined spirit, and deliver the most trusted, comprehensive payments experience Boldness Excellence Ownership Trust VISION MISSION VALUES 1.2 Vision, Mission, Values 11

25+ YEARS IN BUSINESS $200 Billion+ PROCESSED ANNUALLY 200,000+ CURRENT CUSTOMERS 425+ TECHNOLOGY INTEGRATIONS 3.5 Billion+ ANNUAL TRANSACTIONS 7,000+ SALES PARTNERS We Power The Most Recognizable Brands In North America 1.3 By the Numbers 12

Purpose-built and vertically-tailored solutions Over 425 software integrations Strategic acquisitions to extend vertical expertise As a reminder: 99% of all payment transactions originate from directly integrated software 1.4 A True Pure-Play Integrated Payments Provider at Scale BUILD PARTNER BUY NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW NEW 13

(1) Guidance given in the February 2020 Analyst Investor Day Presentation. (2) Represents CAGR from 2019 to the mid-point of 2021 guidance. PRE-IPO GUIDANCE | FEBRUARY 2020(1) TODAY On track to exceed pre-IPO growth projections by 2x+ despite pandemic headwinds 1.5 What We Told You Prior to IPO vs. Today 2019-2021E End-to-End Payments Volume CAGR(2) 46% 2019-2021E Gross Revenue Less Network Fees CAGR(2) 31% 41% 2019-2021E Adj. EBITDA CAGR(2) 14

1.6 Scorecard since IPO Growth Strategy (from S-1) Rationale Continue to win new customers Organic share gain as demonstrated by 46% volume CAGR(1) Unlock substantial opportunity within existing merchant base Gateway conversion proceeding according to plan Leverage domain expertise in hospitality market to expand into adjacent verticals Expanded into 7 adjacent verticals Continue enhancing our product portfolio with differentiated solutions Added 75+ software integrations and unique S&E capabilities Pursue strategic acquisitions 4 acquisitions completed, maintained underwriting rigor Monetize the robust data we capture through our Shift4 model Lighthouse and Marketplace provide significant value, yet to monetize in a meaningful way Leverage our relationships with global merchants to expand internationally New wins create significant global demand (1) Represents CAGR from 2019 to the mid-point of 2021 guidance. Delivering on IPO promises and we're just getting started 15

Shift4 at IPO High Growth Core

(1) Represents mid-point of 2021E End-to-End volume guidance, restaurant and lodging volume assumed at same volume split as YTD 2021 through October. (2) Competitor CAGRs represent total volume growth rates from 2017-2021E per J.P. Morgan Payment Processing Database September 22, 2021. 2.1 Consistent Track-Record of Strong Volume Growth in Core Verticals High Growth Core: Long-Term Volume Growth Consistent track record taking share in core verticals 17

(1) Represents mid-point of 2021E End-to-End volume guidance guidance, restaurant volume assumed at same volume split as YTD 2021 through October. 2.2 High Growth Core: Consistent Restaurant Share Gain Despite Competition Accelerating growth in the face of consistent competition 18

2.3 Vertical-Specific E2E Spreads Stable; Average Spreads Impacted by Mix Shift High Growth Core: Mix and Spread by Vertical Demonstrated pricing power within core verticals, average spread driven by lodging share gains (1) Represents Q3 2021 blended spread, calculated as Payments Based Revenue ($346.9 million) less Network Fees ($251.9 million), less gateway revenue ($18.5 million), plus TSYS outage adjustment ($22.6 million) divided by end-to-end payment volume ($13.457 billion). 19

(1) Calculated as Gross End-to-End Revenue less IAAP expense, Q3 2021 adjusted for TSYS outage per prior disclosures. 2.4 Deliberate Move Up-Market Driving Meaningful Increase in Volume and Revenue per Merchant High Growth Core: Average Merchant Size Larger merchants | More complex environments | Less competition 20

2.5 Expanding Margins While Investing in Growth and New Verticals High Growth Core: Adjusted Margin Expansion Nearly 500 bps of margin expansion since IPO, inclusive of investments in growth 21

2.6 High Growth Core: Where Does Shift4 Fit?

	LEGACY ACQUIRERS	HIGH GROWTH DISRUPTERS	SHIFT4
	Paysafe: / globalpayments / FIS / fiserv. / EVO	adyen – Covid beneficiary; Square – SMB / consumer focus; PayPal – Covid beneficiary; toast – Single vertical	SHIFT4 • Fast-growing, dominant vertical player • Solutions enable substantial diversification optionality • High volume and revenue growth in the face of pandemic headwinds
VOLUME GROWTH(1)	DNM(2)	+33%	**+46%**
REVENUE GROWTH(1)	+10%	+42%	**+31%**

(1) For Shift4, volume and revenue growth represents 2-year CAGR growth of 2021 mid-point guidance versus actual 2019 full year results. For other acquirers, volume and revenue growth represents 2-year CAGR growth of 2021 consensus estimates versus actual 2019 full-year results. As of 11/5/2021, there is neither guidance nor consensus estimate for 2021 TOST volume. PYPL volume actuals and consensus estimates are adjusted to exclude Venmo volume
(2) Do Not Measure (DNM). Most legacy acquirers do not report payments volumes.

22

2.7 High Growth Core: Continued Growth Vectors

GATEWAY CONVERSION RUNWAY

@IPO: $200bn

85% OF INITIAL OPPORTUNITY REMAINS

Current: ~$170bn[1]

- **Scarce integrations provide wide moat**: executing strategy for ~4 years with minimal churn
- **Steady win rate:** proven strategy of converting merchants throughout the pandemic
- **Long runway ahead**: multi-year growth potential with refilling conversion pool

GATEWAY CONVERSION ECONOMICS

Illustrative Merchant Profile:	
Annual card volume	$1,500,000
Annual transactions	30,000
Avg. ticket value	$50
Gateway Gross Profit	
Transactions	$30,000
(*) Price/trans	$0.04
Net revenue	**$1,050**
(-) COGS	–
Gross profit	**$1,050**
End-to-End Gross Profit	
Volume	$1,500,000
(*) Net Spread	0.50%
Acquiring revenue	$7,500
(+) SaaS revenue	$192
Net revenue	**$7,692**
(-) COGS	($3,300)
Gross profit	**$4,392**
Gross profit margin (%)	***57%***
Gross profit uplift	**4.2x**

ORGANIC WINS

- **Scarce software integrations**: 425+ integrations drive net new customer wins
- **MICROS Center of Excellence:** in-house expertise drives outsized win share in complex and high volume locations
- **Consistent track record of taking share**

HAKKASAN GROUP · BETMGM · TAO GROUP HOSPITALITY · 7SHIFTS · YELLOW DOG · menufy · Shiji · HotelKey · EVERI · Sightline · SixFlags

(1) October 2021 annualized monthly gateway only volume.

23

Introducing SkyTab POS 2.8 Next Generation Restaurant Platform 24

(1) Estimated based on a discount applied to the 49% LTM SaaS revenue uplift observed among our active Harbortouch merchant base. (2) Estimated based on US restaurant locations per IBIS World multiplied by the average annual subscription revenue per location among our active Harbortouch Merchant base. 2.9 Rationale for SkyTab POS Massive Opportunity | Powerful Product | Unique Distribution Untapped SaaS Monetization Opportunity • We currently support 125k restaurant locations, <15% of which generate SaaS revenue • 30-40%(1) estimated SaaS revenue uplift when converted to SkyTab • Unlock additional $1.9bn(2) addressable revenue opportunity and increase right to win in >$800bn restaurant payments TAM Unparalleled Distribution • Over 7k expert distribution partners that know how to sell restaurant software • Experienced “boots on the ground” service attracts higher quality customers Accelerate Share Gain • Next generation platform will enhance our right to win net new merchants Monetize Marketplace • Additional ecosystem revenue opportunity via the Shift4 Marketplace Increase Customer Retention 25

2.10 SkyTab All-in-One Platform



SkyTab POS



Lighthouse BI Dashboard



Kitchen Display System



InCharge Mobile App

1. Modern, Android based, hybrid cloud architecture
2. Fully integrated loyalty, waitlist, reservation, CRM, and customer engagement tools to build and grow a brand
3. Comprehensive mobile solution including online ordering, tableside order/pay, QR order/pay, Apple Pay/Google Pay
4. Multi-channel order management bringing all orders to one place, consolidating takeout, traditional online ordering, and third-party online ordering
5. InCharge mobile app and web-based BI Dashboard delivering anytime, anywhere reporting and insight
6. Curated partner ecosystem and open APIs delivering platform extension and expansion
7. Strategic partnerships to deliver payroll and capital offerings, expanding merchant wallet share
8. Unmatched service via "boots on the ground" partner network providing service and support

26

2.11 Already Deployed and Growing In use today at over 2k high profile locations 27

Shift4 Today Expansion Since IPO

JUSTINE Expanded TAM by $630bn+ into 3 new high-growth verticals 3.1 Shift4 Today: New Markets SPORTS & ENTERTAINMENT GAMING ECOMMERCE 29

3.2 Expanded into 3 new verticals and completed 4 acquisitions Shift4 Today: Activity Since IPO Capital Deployed Since IPO $200mm Organically & Inorganically Revenue Created $45mm+ Embedded Payments Cross Sell $6bn+ Incremental TAM $630bn+ 30

3.3

Shift4 Today: New Verticals

Grown TAM by >60% since IPO through both organic and inorganic strategies

GAMING

- Secured 8 gaming licenses
- 20+ Integrations with top gaming providers and technologies
- Deep partnerships with merchants of record such as Sightline and Everi

$32bn(1)

ECOMMERCE

- Ten of thousands of new merchants added since acquisition
- Crypto acceptance
- Integrations with Facebook Ads and donation at checkout

$528bn(2)

SPORTS & ENTERTAINMENT

- VenueNext POS is in 100 domestic venues with eyes set on international expansion
- Mobile platform exclusively on Shift4 processing (80+ venues)
- Integrations with 4 major ticketing providers

$74bn(3)

MERCHANT & PARTNERS

BETMGM, EVERI, NRT TECHNOLOGY, AUSTIN, bitpay, LA, T-Mobile ARENA, MARKERTRAX, UTAH JAZZ, Sightline, HIMALI, SixFlags, PXP FINANCIAL, ideal

(1) Long-term total addressable market including GGR, OSB and iGaming in the US, per the American Gaming Association.
(2) Assumes 1.2mm US e-comm merchants per etailing insights and $251k avg. S4Shop merchant volume.
(3) Estimates per Venuenext internal forecasts, includes sports and entertainment F&B, merchandise and ticketing volume, and US theme park volume per IBISWorld.

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Shift4 Tomorrow New Expansion

4.1 Shift4 Tomorrow: We are Taking Our TAM Global +$2bn St. Jude opportunity +$900bn non-profit/healthcare TAM +$1.8bn Allegiant Travel opportunity +$550bn airline TAM +$100bn Starlink opportunity +$500bn broadband/internet TAM +massive global commerce opportunity 33

4.2 Shift4 Tomorrow: St. Jude Children's Research Hospital

Entry into the Non-Profit and Healthcare Verticals at Scale

St. Jude Children's Research Hospital

Shift4 has entered into a preferred payments partnership with St. Jude Children's Research Hospital

BACKGROUND	• St. Jude Children's Research Hospital is a non-profit providing pediatric treatment and research focused on childhood cancers
STRATEGY	• Cornerstone client provides future right to win in both the non-profit and healthcare verticals
IMMEDIATE OPPORTUNITY	• St. Jude receives ~$2bn in annual revenue[(1)]
LONG-TERM OPPORTUNITY	• Expansion into non-profit and healthcare verticals • International expansion
TAM	• **$900bn+ TAM**: $470bn non-profit giving + $440bn out-of-pocket U.S. healthcare spend[(2)]

(1) St. Jude 2019 Form 990.
(2) Non-profit TAM per Giving USA 2021 Report (includes individual donations and corporation/foundation giving); out-of-pocket healthcare spend per Centers for Medicare and Medicaid Service (CMS) National Health Expenditures (NHE) factsheet.

34

4.3

Shift4 Tomorrow: Allegiant Air Travel Company

Expanding Hospitality Reach into Travel & Leisure

allegiant

Shift4 develops a multi-year, strategic partnership with Allegiant Air Travel Company

BACKGROUND
- Allegiant Air Travel Company (NADSAQ: ALGT) is a travel and hospitality company which is the parent of Allegiant Air. Other subsidiaries include Sunseeker Resorts and Allegiant Nonstop

STRATEGY
- Extension of our businesses in hospitality
- Vertically integrated travel conglomerate
- Reinforces 'Going Global' initiative

IMMEDIATE OPPORTUNITY
- Allegiant's annualized domestic revenue is $1.8bn+

LONG-TERM OPPORTUNITY
- Accelerated expansion into adjacent verticals

TAM
- **~$550bn TAM** in global airline bookings[(1)]

(1) 2019 airline booking revenue per Airlines Reporting Corporation.

35

4.4 Shift4 Tomorrow: SpaceX Starlink Entry into Cutting-Edge Technology with a Mandate for International Expansion 5 year global strategic partnership with SpaceX Starlink BACKGROUND • SpaceX Starlink provides high-speed, low-latency broadband internet across the globe via advanced satellites in low orbit. • 1,740 Starlink satellites launched to date • 100,000 beta users in 14 countries priced at $99 a month STRATEGY • Alignment with cutting-edge technology businesses • Grow with customer • Necessitates a ‘Going Global’ initiative via organic and/or inorganic means IMMEDIATE OPPORTUNITY • 120-day plan: Convert domestic payment volume to Shift4 acquiring LONG-TERM OPPORTUNITY • SpaceX Starlink is a cornerstone, global client opening up opportunity throughout the globe by servicing the business globally, Shift4’s TAM expands in all the verticals we serve VOLUME POTENTIAL • Estimated long term $100bn in SpaceX Starlink only subscription payments(1) • $500bn+ TAM in satellite based consumer Broadband + Internet services by 2040(2) • Opens up massive pool of global commerce opportunities (1) Based off Morgan Stanley estimates of long term 364 million global subscribers paying $21 a month + one-time hardware purchases. (2) Morgan Stanley “Investment Implications of the Final Frontier” October 12, 2017. 36

Conclusion

5.1 Introducing Medium Term Outlook ~$160bn End-to-End Volume ~$1.15bn Gross Revenue less Network Fees ~$3.5bn Gross Revenue By the end of 2024: END-TO-END PAYMENT VOLUME CAGR GROWTH 50%At least CAGR GROSS REVENUES LESS NETWORK FEES CAGR GROWTH 30%At least CAGR 38

5.2 We Size Up Well Against the Competition

	LEGACY ACQUIRERS	HIGH GROWTH DISRUPTERS	SHIFT4
	Paysafe: globalpayments FIS fiserv. EVO	adyen — Covid beneficiary Square — SMB / consumer focus PayPal — Covid beneficiary toast — Single vertical	• Accelerating share gain in high growth core • Signature wins accelerate vertical expansion • Following demand into global markets
VOLUME GROWTH(1)	DNM(2)	+26%	**+50%**
REVENUE GROWTH(1)	+7%	+34%	**+30%**

(1) For Shift4, volume and revenue growth represents 3-year CAGR growth of 2024 guidance versus 2021 mid-point guidance. For other acquirers, volume and revenue growth represents 3-year CAGR growth of 2024 consensus estimates versus 2021 consensus estimates. As of 11/5/2021, there is neither guidance nor consensus estimate for TOST volume. PYPL volume consensus estimates are adjusted to exclude Venmo volume.
(2) Do Not Measure (DNM). Most legacy acquirers do not report payments volumes.

39

5.3 Shift4 vs. Toast

We Do Restaurants Well and So Much More

Restaurant Platform:	SHIFT4	toast
Modern Android architecture and mature roadmap	✓	✓
Mobile payments strategy & monetized payments	✓	✓
Multi-Channel order management and inclusive loyalty, waitlist and reservations	✓	✓
In-house payment platform	✓	X
Local distribution and support	✓	X
Monetizing marketplace, payroll, capital and full SaaS Monetization	OPPORTUNITY	✓

Vertical Support:	SHIFT4	toast
Hospitality	✓	X
Specialty Retail	✓	X
Golf Courses	✓	X
Salons	✓	X
Gaming	✓	X
Airlines	✓	X
Sports & Entertainment	✓	X
Space Industry	✓	X
Global Demand	✓	X

Shift4 trades at a discount despite:
Product similarities | Greater TAM | Advantaged distribution | In-house payment platform

40

5.4 The Accelerating Shift4 Story

TAM PROGRESSION

SHIFT4 AT IPO

Our high growth core is well moated and continues to deliver strong growth with resilient spread and expanding margins

- 425 software integrations, up from 350 at IPO
- Competitive moat proven via pricing power while continuing to take share
- Organic new wins continuing at scale + long runway for gateway conversions
- Capitalizing on embedded commerce opportunity + enhanced right to win net new merchants via SkyTab POS

$1.1tn



E2E VOLUME PROGRESSION
$47B
2017
2018
2019
2020
2021E
LODGING
RESTAURANTS
TOTAL
CAGR[1]
Total Volume:
37%
Restaurant Volume:
52%
Lodging Volume:
139%

SHIFT4 TODAY

We've pursued organic and inorganic strategies to grow TAM and accelerate growth into gaming, sports and entertainment, and e-Commerce

- $200 million in capital deployed since IPO, generating $45+ million of incremental 2021E revenue
- Capital deployments have limited impact on 2021 payment volume but offer $6bn+ in embedded payment opportunities
- Establish our right to win in >$630 billion of additional payment volume TAM

+$630bn

SHIFT4 TOMORROW

Signature wins with anchor customers expand us into 4 new verticals and de-risk global expansion

- Marquee customer wins mandate international expansion

+$2.0tn

$1.3bn in cash to deploy to satisfy demand → $3.7tn global TAM to attack

41

QUESTIONS? 42

Appendix

(1) For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the tables titled “Third Quarter of 2021 - Reconciliation to Non-GAAP Financial Measures” in the appendix of this document. (2) Adjusted net income per share, which is a non-GAAP measure, is calculated using weighted average fully diluted shares of 84.7 million as of September 30, 2021, which includes 51.5 million Class A shares, 27.1 million Class B shares and 6.1 million Class C shares, of which the Class B and Class C shares are exchangeable/convertible into shares of Class A common stock. The TSYS outage impacted quarterly results as follows: • Total net income impact of $25.1 million, including: ◦ Gross revenue impact of $22.4 million; ◦ Gross profit impact of $24.9 million; ◦ Net income impact of $25.1 million; and ◦ Adjusted net income per share impact of $0.30 per share END-TO-END PAYMENT VOLUME ADJUSTED NET INCOME PER SHARE (1) (2) ADJUSTED GROSS PROFIT (1) $(1.9) QUARTERLY NON-GAAP FINANCIAL METRICS ADJUSTED NET INCOME (1) ADJUSTED GROSS REVENUE (1) 6.1 Q3 TYSYS Outage Impact 44 Q3-21 GAAP Net Loss TSYS Acquisition, restructuring and other Equity-based compensation Q3-21

Condensed Consolidated Balance Sheets UNAUDITED In millions, except share data September 30, 2021 December 31, 2020 ASSETS Current assets Cash and cash equivalents $ 1,288.1 $ 927.8 Accounts receivable, net of allowance for doubtful accounts of $13.4 in 2021 ($5.7 in 2020) 184.4 92.7 Inventory 2.0 1.5 Prepaid expenses and other current assets 13.2 11.5 Total current assets $ 1,487.7 $ 1,033.5 Noncurrent assets Goodwill 537.6 477.0 Other intangible assets, net 188.3 186.3 Capitalized acquisition costs, net 34.3 30.2 Equipment for lease, net 56.3 36.6 Property, plant and equipment, net 17.8 15.1 Investments in securities 29.5 — Deferred tax asset 1.5 — Other noncurrent assets 2.1 0.6 Total noncurrent assets $ 867.4 $ 745.8 Total assets $ 2,355.1 $ 1,779.3 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Current portion of debt $ — $ 0.9 Accounts payable 125.8 60.6 Accrued expenses and other current liabilities 37.4 30.1 Deferred revenue 16.8 7.8 Total current liabilities $ 180.0 $ 99.4 Noncurrent liabilities Long-term debt $ 1,736.8 $ 1,005.4 Deferred tax liability — 2.8 Other noncurrent liabilities 2.9 1.7 Total noncurrent liabilities $ 1,739.7 $ 1,009.9 Total liabilities $ 1,919.7 $ 1,109.3 Commitments and contingencies Stockholders' equity Preferred stock, $0.0001 par value, 20,000,000 shares authorized at September 30, 2021 and December 31, 2020, none issued and outstanding — — Class A common stock, $0.0001 par value per share, 300,000,000 shares authorized, 51,508,608 and 39,737,950 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively — — Class B common stock, $0.0001 par value per share, 100,000,000 shares authorized, 26,272,654 and 30,625,857 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively — — Class C common stock, $0.0001 par value per share, 100,000,000 shares authorized, 5,139,890 and 10,188,852 shares issued and outstanding at September 30, 2021 and December 31, 2020, respectively — — Additional paid-in capital 614.3 738.3 Retained deficit (315.9) (278.7) Total stockholders' equity attributable to Shift4 Payments, Inc. $ 298.4 $ 459.6 Noncontrolling interests 137.0 210.4 Total stockholders' equity 435.4 670.0 Total liabilities and stockholders' equity $ 2,355.1 $ 1,779.3 6.2 45 Third Quarter of 2021

6.3 Third Quarter of 2021

Condensed Consolidated Statements of Operations

UNAUDITED

In millions, except share data

	Three months ended September 30, 2021	Three months ended September 30, 2020	Nine months ended September 30, 2021	Nine months ended September 30, 2020
Gross revenue (a)	$ 377.8	$ 214.8	$ 968.1	$ 556.0
Cost of sales (b)	313.4	163.3	773.8	429.5
Gross profit	$ 64.4	$ 51.5	$ 194.3	$ 126.5
General and administrative expenses	48.1	35.4	153.3	144.8
Depreciation and amortization expense	15.0	16.2	45.9	37.1
Professional fees	3.3	2.9	13.0	5.8
Advertising and marketing expenses	3.5	0.8	26.1	2.9
Restructuring expenses	0.1	0.1	0.2	0.4
Other operating (income) expense, net	—	—	—	(12.4)
Total operating expenses	$ 70.0	$ 55.4	$ 238.5	$ 178.6
Loss from operations	(5.6)	(3.9)	(44.2)	(52.1)
Loss on extinguishment of debt	—	—	(0.2)	(7.1)
Other income, net	0.2	0.5	0.2	0.6
Interest expense	(7.4)	(7.1)	(20.2)	(32.1)
Loss before income taxes	(12.8)	(10.5)	(64.4)	(90.7)
Income tax (expense) benefit	(1.0)	0.7	4.1	1.0
Net loss	$ (13.8)	$ (9.8)	$ (60.3)	$ (89.7)
Net loss attributable to noncontrolling interests	(4.6)	(4.8)	(21.5)	(83.7)
Net loss attributable to Shift4 Payments, Inc.	$ (9.2)	$ (5.0)	$ (38.8)	$ (6.0)
Basic and diluted net loss per share:				
Class A net loss per share - basic and diluted	$ (0.17)	$ (0.12)	$ (0.72)	$ (0.15)
Class A weighted average common stock outstanding - basic and diluted	49,692,599	23,309,247	46,251,576	22,363,399
Class C net loss per share - basic and diluted	$ (0.17)	$ (0.12)	$ (0.72)	$ (0.15)
Class C weighted average common stock outstanding - basic and diluted	6,117,997	19,222,017	8,078,943	19,424,100

(a) For the three and nine months ended September 30, 2021, includes $22.4 million of payments to merchants associated with the TSYS outage, which are recorded as contra revenue and reflected as a reduction of "Gross revenue."

(b) For the three and nine months ended September 30, 2021, includes $2.3 million of payments to partners associated with the TSYS outage.

46

Condensed Consolidated Statements of Cash Flows UNAUDITED In millions, except share data Nine months ended September 30, 2021 September 30, 2020 OPERATING ACTIVITIES Net loss $ (60.3) $ (89.7) Adjustment to reconcile net loss to net cash provided by operating activities Depreciation and amortization 76.8 59.7 Amortization of capitalized financing costs 4.1 2.9 Loss on extinguishment of debt 0.2 7.1 Deferred income taxes (4.3) 1.1 Provision for bad debts 10.3 6.9 Revaluation of contingent liabilities 0.2 (5.9) Impairment of intangible assets — 0.4 Equity-based compensation expense 26.9 56.2 Other noncash items 1.0 (0.3) Impact of lease modifications — (12.4) Change in operating assets and liabilities (29.3) (9.0) Net cash provided by operating activities $ 25.6 $ 17.0 INVESTING ACTIVITIES Acquisitions, net of cash acquired (54.2) — Acquisition of equipment to be leased (35.3) (5.8) Investments in securities (29.5) — Customer acquisition costs (19.3) (14.4) Capitalized software development costs (13.0) (7.0) Acquisition of property, plant and equipment (6.3) (2.6) Residual commission buyouts (4.4) (2.1) Net cash used in investing activities $ (162.0) $ (31.9) FINANCING ACTIVITIES Proceeds from long-term debt 632.5 — Payments for withholding tax related to vesting of restricted stock units (119.7) — Deferred financing costs (15.2) (0.5) Repayment of debt (0.9) (192.8) IPO proceeds, net of underwriting discounts and commissions — 372.9 Proceeds from private placement — 100.0 September follow-on offering proceeds, net of underwriting discounts and commissions — 93.4 Offering costs — (9.1) Proceeds from revolving line of credit — 68.5 Repayment of revolving line of credit — (89.5) Payments on contingent liabilities — (1.4) Preferred return on preferred stock — (0.9) Capital distributions — (0.5) Net cash provided by financing activities $ 496.7 $ 340.1 Change in cash and cash equivalents 360.3 325.2 Cash and cash equivalents Beginning of period 927.8 3.7 End of period $ 1,288.1 $ 328.9 6.4 47 Third Quarter of 2021

Reconciliation of Shares UNAUDITED Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 BEGINNING BALANCE Class A Shares 18,693,653 28,550,026 39,737,950 42,109,580 47,215,604 Class B Shares 39,204,989 35,567,488 30,625,857 29,699,857 28,240,404 Class C Shares 20,139,163 15,920,291 10,188,852 9,114,852 7,422,140 TOTAL SHARES OUTSTANDING - BEGINNING 78,037,805 80,037,805 80,552,659 80,924,289 82,878,148 ACTIVITY Shares Issued / Restricted Stock Units Vested 2,000,000 514,854 371,630 1,953,859 43,004 Class B Shares Converted 3,637,501 4,941,631 926,000 1,459,453 1,967,750 Class C Shares Converted 4,218,872 5,731,439 1,074,000 1,692,712 2,282,250 TOTAL CLASS A SHARES ISSUED 9,856,373 11,187,924 2,371,630 5,106,024 4,293,004 ENDING BALANCE Class A Shares 28,550,026 39,737,950 42,109,580 47,215,604 51,508,608 Class B Shares 35,567,488 30,625,857 29,699,857 28,240,404 26,272,654 Class C Shares 15,920,291 10,188,852 9,114,852 7,422,140 5,139,890 TOTAL SHARES OUTSTANDING - ENDING 80,037,805 80,552,659 80,924,289 82,878,148 82,921,152 Unvested Resticted Stock Units 4,675,744 4,840,508 4,874,771 1,756,912 1,725,732 FULLY DILUTED SHARES OUTSTANDING 84,713,549 85,393,167 85,799,060 84,635,060 84,646,884 6.5 48 Third Quarter of 2021

6.6 Third Quarter of 2021

Reconciliation to Non-GAAP Financial Measures

UNAUDITED

In millions

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
NET (LOSS) INCOME	$ (9.8)	$ (21.7)	$ (51.0)	$ 4.5	$ (13.8)
Interest expense	7.1	8.1	6.5	6.3	7.4
Income tax (benefit) provision	(0.7)	(1.4)	0.8	(5.9)	1.0
Depreciation and amortization expense	24.2	24.5	25.3	25.7	25.8
EBITDA	$ 20.8	$ 9.5	$ (18.4)	$ 30.6	$ 20.4
TSYS outage payments and associated costs	—	—	—	—	25.1
Acquisition, restructuring and integration costs	1.7	(2.6)	25.8	3.2	4.0
Equity-based compensation	6.2	10.7	14.1	11.3	6.6
Other nonrecurring items	—	9.1	0.7	0.1	(0.3)
ADJUSTED EBITDA	$ 28.7	$ 26.7	$ 22.2	$ 45.2	$ 55.8

RECONCILIATION OF GROSS PROFIT TO GROSS REVENUE LESS NETWORK FEES

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
GROSS PROFIT (A) (B)	$ 51.5	$ 51.3	$ 51.8	$ 78.1	$ 64.4
Add back: Other costs of sales (A)	36.2	37.5	45.7	58.2	61.5
Add back: TSYS outage payments (B)	—	—	—	—	22.4
GROSS REVENUE LESS NETWORK FEES	$ 87.7	$ 88.8	$ 97.5	$ 136.3	$ 148.3

(A) Q3 2021 includes $2.3 million of nonrecurring payments to partners associated with the TSYS outage and $0.2 million of other expenses incurred associated with the outage.

(B) Q3 2021 includes $22.4 million of nonrecurring payments to merchants associated with the TSYS outage.

RECONCILIATION OF NET (LOSS) INCOME PER SHARE TO ADJUSTED NET (LOSS) INCOME PER SHARE

	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
NET (LOSS) INCOME	$ (9.8)	$ (21.7)	$ (51.0)	$ 4.5	$ (13.8)
TSYS outage payments and associated costs	—	—	—	—	25.1
Acquisition, restructuring and integration costs, net of tax	1.7	(2.4)	25.8	3.2	4.0
Equity-based compensation, net of tax	6.2	10.7	14.1	11.1	6.6
Other nonrecurring items	—	9.1	0.7	0.1	(0.3)
ADJUSTED NET (LOSS) INCOME	$ (1.9)	$ (4.3)	$ (10.4)	$ 18.9	$ 21.6

49

Reconciliation to Non-GAAP Financial Measures UNAUDITED RECONCILIATION OF GROSS REVENUE TO ADJUSTED GROSS REVENUE (in millions) Q3 2021 GROSS REVENUE $ 377.8 Add back: TSYS outage impact 22.4 ADJUSTED GROSS REVENUE $ 400.2 RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT (in millions) Q3 2021 GROSS PROFIT $ 64.4 Add back: TSYS outage impact 24.9 ADJUSTED GROSS PROFIT $ 89.3 RECONCILIATION OF GAAP NET LOSS PER SHARE TO ADJUSTED NET INCOME PER SHARE Q3 2021 GAAP NET LOSS PER SHARE $ (0.17) TSYS outage payments and associated costs 0.30 Acquisition, restructuring and integration costs 0.05 Equity-based compensation 0.08 ADJUSTED NET INCOME PER SHARE $ 0.26 6.7 50 Third Quarter of 2021